SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus

Dated May 1, 2014

The following change is effective immediately:

Small & Mid Cap Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for AllianceBernstein L.P. is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
James MacGregor	2005	Chief Investment Officer - Small & Mid-Cap Value Equities
Shri Singhvi	2014	Director of Research – Small and Mid-Cap Value Equities

Date: August 25, 2014